UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 27, 2014

INTERMOUNTAIN COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Idaho

(State or other jurisdiction of incorporation)

001-35775	82-0499463
(Commission File Number)	IRS Employer Identification No.

414 Church Street

Sandpoint, Idaho 83864

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

A special meeting of the shareholders of Intermountain Community Bancorp (“Intermountain”) was held on October 27, 2014. The special meeting was held in order to vote upon the following proposals set forth in Intermountain’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission (“SEC”) on September 23, 2014: (1) to approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 23, 2014, by and between Columbia Banking System, Inc. (“Columbia”) and Intermountain (the “Merger Proposal”); (2) to approve, on a non-binding, advisory basis, the compensation to be paid to Intermountain’s named executive officers that is based on or otherwise relates to the merger (the “Merger-Related Named Executive Officer Compensation Proposal”); and (3) to approve one or more adjournments of the special meeting of the shareholders of Intermountain, if necessary or appropriate, including adjournments to permit further solicitations of proxies in favor of the Merger Proposal (the “Adjournment Proposal”). At the special meeting, the Merger Proposal was approved by the affirmative vote of at least (i) two-thirds (2/3) of all the votes entitled to be cast by the holders of outstanding voting common stock and non-voting common stock considered together and (ii) a majority of votes cast by holders of each of the voting common stock and the non-voting common stock considered separately. In addition, the Merger-Related Named Executive Officer Compensation Proposal was approved by the Intermountain shareholders. Sufficient votes were also received to approve the Adjournment Proposal, but an adjournment was not necessary in light of the approval of the Merger Proposal.

There were 2,861,214 shares of voting common stock outstanding and entitled to vote and 3,839,688 shares of non-voting common stock outstanding and entitled to vote at the special meeting, totaling 6,700,902 shares outstanding and entitled to vote at the special meeting. Of those shares, 2,386,770 shares of voting common stock and 3,839,688 shares of non-voting common stock were present in person or by proxy totaling 6,226,458 shares, which constituted a quorum to conduct business at the meeting.

The following is a summary of the voting results for the matters voted upon by the shareholders.

Proposal No. 1 – Merger Proposal

For	Against	Abstain	Broker Non-Votes
6,166,826	59,056	576	0

Proposal No. 2 – Merger-Related Named Executive Officer Compensation Proposal

For	Against	Abstain	Broker Non-Votes
5,934,574	211,250	80,634	0

Proposal No. 3 – Adjournment Proposal

For	Against	Abstain	Broker Non-Votes
6,116,832	39,128	70,498	0

Item 8.01	Other Events

Given the receipt of shareholder approval and the receipt of requisite regulatory approvals, the merger of Intermountain with and into Columbia, as contemplated by the Merger Agreement, is expected to be completed on or about November 1, 2014.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Columbia’s or Intermountain’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither Columbia nor Intermountain assumes any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Columbia and Intermountain, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the Merger does not close when expected or at all because required conditions to closing are not received or satisfied on a timely basis or at all; (ii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and Intermountain operate; (iii) the ability to promptly and effectively integrate the businesses of Columbia and Intermountain; (iv) the reaction to the transaction of the companies’ customers, employees and counterparties to the transaction; (v) diversion of management time on merger-related issues; (vi) lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; and (vii) other risks that are described in Columbia’s and Intermountain’s public filings with the SEC. For more information, see the risk factors described in each of Columbia’s and Intermountain’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the merger, Intermountain filed with the SEC a Proxy Statement, and Columbia filed with the SEC a Registration Statement on Form S-4 that included the Proxy Statement and a Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. Shareholders of Intermountain are urged to read the Registration Statement, Proxy Statement and Prospectus because they contain important information about Intermountain, Columbia and the proposed transaction. The Registration Statement, Proxy Statement and Prospectus and other relevant material filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov.

Investors will also be able to obtain these documents, free of charge, from Intermountain by accessing Intermountain’s Website at www.intermountainbank.com under the link to “About Us” and then the link to “Investor Relations” or from Columbia at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Intermountain Community Bancorp, 414 Church Street, P.O. Box 967, Sandpoint, Idaho 83864 or to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2014

INTERMOUNTAIN COMMUNITY BANCORP

By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer

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